HIMCO VIT American Funds New World Fund

Supplement to Summary Prospectus dated April 30, 2016

January 6, 2017

Effective January 1, 2017, the information under the heading "Portfolio Manager for the Master Fund" in the "Management" section of the summary prospectus is amended in its entirety to read as follows:

Portfolio Managers for the Master Fund

Portfolio Manager for the Master Fund/Title (if applicable)	Primary Title with CRMC (or Affiliate)	Experience in the Master Fund
Carl M. Kawaja Vice President	Partner – Capital World Investors	18 years
Bradford F. Freer	Partner – Capital World Investors	Less than 1 year
Nicholas J. Grace	Partner – Capital World Investors	4 years
Robert H. Neithart	Partner – Capital Fixed Income Investors	5 years

Keep this supplement with your summary prospectus